UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36146	27-4332098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE Hickory, North Carolina		28602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (828) 324-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2021, Alexander W. Pease, Executive Vice President and Chief Financial Officer of CommScope Holding Company, Inc. (the “Company”), informed the Company of his decision to resign as an officer of the Company, effective November 1, 2021. Kyle Lorentzen, who is currently the Company’s Senior Vice President and Chief Transformation Officer, will replace Mr. Pease as Executive Vice President and Chief Financial Officer. A copy of the press release announcing these changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Lorentzen, age 55, has served as our senior vice president and chief transformation officer since December 2020. Prior to joining the Company, he served as chief financial officer of Accudyne Industries from 2017 to 2020. From 2014 to 2017, Mr. Lorentzen was chief financial officer and executive vice president of Express Energy Service. Earlier, Mr. Lorentzen held multiples roles with Constellium, including CEO Constellium Ravenswood from 2011 to 2014. Throughout his career, Mr. Lorentzen has held numerous financial and managerial roles of increasing responsibility with companies including Noranda Aluminum, Berry Plastics/Covalence Specialty Materials, Hexion Specialty Chemical, Inc., Dow Chemical, and W.R. Grace.

Mr. Lorentzen will enter into the Company’s standard indemnification agreement, the form of which was previously filed as Exhibit 10.22 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-190354), filed with the SEC on September 12, 2013.

Item 9.01. Financial Statements and Exhibits.

Exhibit. Description.

99.1 Press release, dated October 25, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2021		COMMSCOPE HOLDING COMPANY, INC.

	By:	/s/ Justin C. Choi
		Name:	Justin C. Choi
		Title:	Senior Vice President, Chief Legal Officer
and Secretary